UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

AMENDMENT NO. 1 TO

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14A-6(E)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to 240.14a-12

COSMO VENTURES, INC.
(NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

(NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Dear Fellow Shareholder:

You are cordially invited to attend a special meeting of the Shareholders of Cosmo Ventures, Inc. on Thursday, July 11, 2019, at 2:00 p.m. (Central Time). The special meeting will be held at the offices of counsel for the Company, Cutler Law Group, P.C., 6575 West Loop South, Suite 500, Bellaire, TX 77401, or telephonically at 713-888-0040.

The matters to be acted upon are described in the accompanying notice of Special Meeting and Proxy Statement.

YOUR VOTE IS VERY IMPORTANT. I urge you to vote “FOR” all proposals.

Please review your proxy materials carefully and vote today.

On behalf of the Board of Directors, I express appreciation for your continued support toward the profitable growth of Cosmo Ventures, Inc. We look forward to seeing you at the Special Meeting.

Very truly yours,

	By:	/s/ Ashok Kumar
Ashok Kumar
President and Director

July 1, 2019

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COSMO VENTURES, INC.

112 North Curry Street

Carson City, NV 89703

________________________

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

A Special Meeting of the Shareholders of Cosmo Ventures, Inc. will be held at the offices of Company Counsel, Cutler Law Group, P.C., 6575 West Loop South, Suite 500, Bellaire, TX 77401, on Thursday, July 11, 2019, at 2:00 p.m. (Central Time). At the special meeting, the holders of our outstanding stock will act on the following matters:

1.	Filing of a Certificate of Amendment to Our Articles of Incorporation (i) changing the name of the Corporation to Allied Corp. and (ii) increasing the authorized capital stock of the Corporation to 300,000,000 shares of common stock, par value $.0001 per share and 50,000,000 shares of preferred stock, par value $.0001 per share;

2.	Approval of a 6.666 shares for each one share stock dividend on the Corporation’s common stock;

3.	ratification of the selection of Marcum LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2020;

4.	such other business as may properly come before the special meeting and any adjournment or postponement thereof.

The board recommends that you vote FOR the matters set forth above.

Only shareholders of record at the close of business on July 1, 2019, will be entitled to notice of and to vote at the Special Meeting of Shareholders and any adjournment or postponement thereof.

WE URGE YOU TO VOTE YOUR SHARES PROMPTLY. Please refer to the specific voting instructions.

By Order of the Board of Directors,

	By:	/s/ Ashok Kumar
Ashok Kumar
President and Director

July 1, 2019

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COSMO VENTURES, INC.

____________________

PROXY STATEMENT

FOR A SPECIAL MEETING OF SHAREHOLDERS

____________________

The Board of Directors is furnishing shareholders this proxy statement to solicit proxies to be voted at a Special Meeting of Shareholders of Cosmo Ventures, Inc. (“Cosmo Ventures”), a Nevada corporation. The special meeting will be held on Thursday, July 11, 2019, at 2:00 p.m. Central time at the offices of Corporate counsel, Cutler Law Group, P.C., 6575 West Loop South, Suite 500, Bellaire, TX 77401, or by telephone at 713-888-0040.

Voting Rights and Solicitation of Proxies

Record Date. The record date for the Special Meeting is the close of business on July 1, 2019. Only shareholders of record on that date will be entitled to notice of, and to vote at, the Special Meeting.

Quorum. The Company’s bylaws provide that the holders of a majority of the stock issued and outstanding and entitled to vote generally present in person or represented by proxy, shall constitute a quorum for the transaction of business at the Special Meeting.

Voting Your Proxy. The proxy will be voted as you direct.In the event no directions are specified, your shares will be voted (1) FOR the election of amendment to the Company’s Certificate of Corporation as set forth below, (2) FOR the 6.666 for one stock dividend; and (3) FOR the ratification of the selection of Marcum LLP; and at the discretion of the designated proxy holders as to other matters that may properly come before the Special Meeting.

If you are a shareholder of record, holding a stock certificate registered in your name on the books of our transfer agent, Vstock Transfer, as of the close of business on July 11, 2019, and attend the special meeting either in person or by telephone, you may vote in person at the special meeting on proxies available at the special meeting for that purpose, or revoke a previously submitted proxy and complete a new proxy.

Revoking Your Proxy. You may revoke your proxy at any time before the voting closes by notifying us; no formal procedure is required. Votes are tabulated by our counsel and reported at the Meeting.

We intend to make available to our shareholders this proxy statement, including the Notice of Special Meeting of Shareholders, on or about July 1, 2019.

Holders of common stock at the close of business on the record date of July 1, 2019, are entitled to vote at the special meeting. As of such date, there were 13,000,000 shares outstanding and entitled to vote. We are advised that Ashok Kumor, the holder of 10,000,000 shares of common stock intends to vote in favor of the proposal. Accordingly the proposal will pass at the special meeting.

If you abstain from voting, your shares will be counted as shares present and entitled to vote in determining the presence of a quorum for the special meeting, but will not be voted in determining approval of any matter submitted to shareholders for a vote. An abstention will have the same effect as a negative vote on a matter submitted to shareholders for a vote.

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1. AMENDMENT TO CERTIFICATE OF INCORPORATION

On July 1, 2019, the Company’s Board of Directors unanimously approved a resolution to amend the Company’s Articles of Incorporation to change the name to Allied Corp. and to increase the number of authorized shares of Common Stock from 75,000,000 shares of common stock, par value $.001 per share, to 300,000,000 shares of common stock, par value $.0001 per share and 50,000,000 shares of preferred stock, par value $.0001 per share, subject to stockholder approval. As of the Record Date, the Company had 13,000,000 shares of Common Stock issued and outstanding. The purpose of the amendment is to change the name closer to the new proposed business of the Company and to provide the Company with additional shares of common stock and preferred stock which may be made available for future financing and acquisition transactions, stock dividends or splits, employee benefit plans and other general corporate purposes. If the amendment is approved, the Company also will have greater flexibility in the future to issue shares in excess of those currently authorized, without the expense and delay of a special stockholders meeting. The Company currently has no arrangements or understandings for the issuance of additional shares of Common Stock. If the Board of Directors deems it in the best interests of the Company and the stockholders to issue additional shares of Common Stock, the Board of Directors will have the authority to determine the terms of the issuance and generally would not seek approval by the stockholders unless such approval is required by applicable law or by the stock exchange rules. An issuance of additional shares of Common Stock could dilute the voting power of a person seeking control of the Company, thereby deterring or rendering more difficult a merger, tender offer, proxy contest or an extraordinary corporate transaction opposed by the Board of Directors. The Company has no knowledge that any person intends to effect such a transaction.

THE COMPANY BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE CERTIFICATE AMENDMENT TO CHANGE THE NAME OF ALLIED CORP. AND INCREASE THE AUTHORIZED CAPITAL STOCK.

Vote Required

The affirmative vote of a majority of the shares our common stock represented in person or by proxy at the Special Meeting is necessary for approval of the Certificate o fAmendment. Unless otherwise specified, proxies will be voted in favor of the amendment.

Recommendation

Our Board of Directors recommends that shareholders vote FOR the Certificate of Amendment referenced above. We are advised that Ashok Kumor, the holder of 10,000,000 shares of common stock intends to vote in favor of the proposal. Accordingly the proposal will pass at the special meeting.

2. 6.666 FOR 1 FORWARD STOCK DIVIDEND

On July 1, 2019, the Company’s Board of Directors unanimously approved a resolution to approve a stock dividend of 6.666 shares for each outstanding share of common stock of the Company. The result of the amendment would be that the Company has approximately 86,658,000 shares of common stock outstanding. Any fractional shares will be rounded to the next highest share. As of the Record Date, the Company had 13,000,000 shares of Common Stock issued and outstanding. The purpose of the amendment is to increase the Company’s liquidity by an increase in overall outstanding stock. If the amendment is approved, the Company also will have greater flexibility in the future for financings at pricing more in line with the Company’s intended business.

THE COMPANY BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE FORWARD STOCK DIVIDEND.

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Vote Required

No vote of the shareholders is required under Nevada law for a forward stock dividend. However, the Board of Directors desires that an affirmative vote of a majority of the shares our common stock represented in person or by proxy at the Meeting approve the forward stock dividend. We are advised that Ashok Kumor, the holder of 10,000,000 shares of common stock intends to vote in favor of the proposal. Accordingly the proposal will pass at the special meeting.

Recommendation

Our Board of Directors recommends that shareholders vote FOR the forward stock dividend.

3. ELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

Marcum LLP ("MARCUM") were appointed for the fiscal year ended March 31, 2019 to be the independent registered public accountants for the company.

Ratification of Selection of Independent Public Accountants

The persons named in the enclosed proxy will vote to ratify the selection of MARCUM as independent public accountants for the year ending March 31, 2020, unless otherwise directed by the shareholders.  Shareholder ratification of Marcum LLP as the Company's independent public accountants is not required by the Company's bylaw or otherwise.  However, the Company is submitting selection of Marcum LLP to the shareholders for ratification as a matter of good corporate practice.

Vote Required

The affirmative vote of a majority of the shares of Common Stock present or represented by proxy at the Annual Meeting is necessary for the ratification of Marcum LLP as independent public accountants for the fiscal year ended March 31, 2020.  We are advised that Ashok Kumar, the holder of 10,000,000 shares of common stock of the Company will vote in favor of ratification.  Accordingly the proposal will pass.

Recommendation

Our Board of Directors recommends that shareholders vote FOR the ratification of Marcum LLP as independent public accountants for the fiscal year ended March 31, 2020.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

The following table sets forth certain information with respect to the beneficial ownership of our voting securities by (i) each director and named executive officer, (ii) all executive officers and directors as a group; and (iii) each shareholder known to be the beneficial owner of 5% or more of the outstanding common stock of the Company as of June 30, 2019.

Beneficial ownership is determined in accordance with the rules of the SEC. Generally, a person is considered to beneficially own securities: (i) over which such person, directly or indirectly, exercises sole or shared voting or investment power, and (ii) of which such person has the right to acquire beneficial ownership at any time within 60 days (such as through exercise of stock options or warrants). For purposes of computing the percentage of outstanding shares held by each person or group of persons, any shares that such person or persons has the right to acquire within 60 days of June 30, 2019 are deemed to be outstanding, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person. The inclusion herein of any shares listed as beneficially owned does not constitute an admission of beneficial ownership.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership Common Stock
Shareholder to be the beneficial owner of over 5% common stock	No. of Shares	% of Class (1)
Ashok Kumar (2) (3)	10,000,000	76.92%
Gurcharan Dass, House No. 421, Street N. 07, Ward N. 31, Prem Garh The, Hoshiarpur, Punjab 14600, India

All officers, directors and shareholders as a group	10,000,000	76.92%

(1)	Based on 13,000,000 shares of common stock issued and outstanding as of June 30, 2019.
(2)

On February 28, 2018, Mr. Sonu Ram resigned as director and all executive officer positions with the Company. The resignation of Mr. Sonu Ram was not based on any prior understanding or arrangement. Concurrent with Mr. Sonu Ram’s resignation, Mr. Ashok Kumar was appointed Director, President, Treasurer and Secretary of the Company. The appointment of Ashok Kumar as the Company’s President, Treasurer, Secretary and as a Director was not based on any prior understanding or arrangement.

(3)

On June 5, 2018, Ashok Kumar acquired 10,000,000 shares of common stock from Sonu Ram, par value $0.001 per share. The consideration provided by Mr. Kumar to Mr. Ram was $10,000 in cash. The acquisition by Mr. Kumar of those shares resulted in a change in control. On June 5, 2018, the Company’s total issued and outstanding shares of common stock was 13,000,000. Accordingly, Mr. Kumar , as the holder of 10,000,000 shares of the Company’s $0.001 par value common stock, holds voting power equal to approximately 76.9% of the Company’s voting securities.

PROPOSALS OF SHAREHOLDERS

Shareholders who wish to present proposals under SEC Rule 14a-8 to be included in our Proxy Statement and form of proxy in connection with the 2020 Annual Meeting of Shareholders, must submit those proposals so that we receive them no later than 120 days before the proxy availability date of our Proxy Statement in connection with that meeting. If we meet this year’s proxy availability date of May 30, 2020, we must receive such proposals for next year’s Annual Meeting no later than January 30, 2020.

Shareholders who wish to present matters outside the processes of SEC Rule 14a-8 to be included in our Proxy Statement and form of proxy in connection with the 2020 Annual Meeting of Shareholders, must submit notice of those matters so that we receive them no later than 45 days before the proxy availability date of our Proxy Statement in connection that meeting. If we meet this year’s expected availability date of May 30, 2020, we must receive notice of such matters for next year’s Annual Meeting no later than April 14, 2020. Notice received after April 14, 2020 will be untimely and subject to the discretionary authority described in the last sentence of this Proxy Statement.

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GENERAL

We will pay the cost of soliciting proxies, including preparation, assembly, printing and mailing of the Notice of Special Meeting to shareholders. No additional compensation will be paid to directors, officers or other regular employees for such services.

Copies of our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, any amendments to those reports and any other reports filed with or furnished to the SEC also are available on or through the SEC’s website www.sec.gov as soon as they are filed with or furnished to the SEC.

Upon written request, we will provide without charge (except for exhibits) to any shareholder of record or beneficial owner of our securities, a copy of our Annual Report on Form 10-K filed with the SEC for the year ended June 30, 2019, including the financial statements and schedules thereto. Exhibits to said report will be provided upon payment of fees limited to our reasonable expenses in furnishing such exhibits.

The Board of Directors is not aware of any matter that is to be presented for action at the meeting other than the matters set forth herein. Should any other matters requiring a vote of the shareholders arise, the proxies in the enclosed form confer upon the person or persons entitled to vote the shares represented by such proxies’ discretionary authority to vote the same in respect of any such other matters in accordance with their best judgment in the interest of High Plains.

By Order of the Board of Directors,

	By:	/s/ Ashok Kumar
Ashok Kumar
President and Director

Dated: July 1, 2019

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